UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported:  April 25, 2017

ContraVir Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36856	46-2783806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Thornall Street, First Floor, Edison, NJ 08837

(Address of Principal Executive Offices)   (Zip Code)

(732) 902-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.                                        Entry into a Material Definitive Agreement.

On April 25, 2017, ContraVir Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Canaccord Genuity Inc. as representative of the several underwriters listed on Schedule I thereto (the “Underwriters”), to issue and sell in an underwritten public offering (the “Offering”)12,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and warrants to purchase 6,000,000 shares of Common Stock (the “Warrants”), at a combined price to the public of $1.00.  The shares of Common Stock and Warrants will be issued separately.  The Warrants are immediately exercisable and will be exercisable for a period of five years following the issuance thereof at an exercise price of $1.25 per share.  There is no established public trading market for the Warrants and the Company does not expect a market to develop in the future. The Warrants will be certificated and will be delivered to the investors by physical delivery at the closing. The Offering is expected to close on April 28, 2017, subject to customary closing conditions.

The gross proceeds to the Company are expected to be $12,000,000, before deducting the underwriting discount and other estimated offering expenses payable by the Company.  The Company intends to use the net proceeds from the sale of the securities to fund research and development activities, including ongoing clinical trials, and for working capital and other general corporate purposes, and possibly acquisitions of other companies, products or technologies, though no such acquisitions are currently contemplated.

The shares of Common Stock and Warrants are being offered and sold pursuant to the Company’s effective shelf registration statement on Form S-3 and an accompanying prospectus (Registration Statement No. 333-202625) declared effective by the SEC on March 18, 2015, a preliminary prospectus supplement and final prospectus supplement filed with the SEC on April 24, 2017 and April 25, 2017, respectively, in connection with the Company’s takedown relating to the Offering.   A copy of the opinion of Sheppard, Mullin, Richter & Hampton LLP relating to the legality of the issuance and sale of the shares of Common Stock in this Offering is attached as Exhibit 5.1 hereto.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The Underwriting Agreement is attached hereto as an exhibit to provide interested persons with information regarding its terms, but is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

Pursuant to the Underwriting Agreement, subject to certain exceptions, the Company, its directors and officers have agreed not to sell or otherwise dispose of any of the Company’s securities held by them for a period ending 90 days after the date of the Underwriting Agreement without first obtaining the written consent of Canaccord Genuity, Inc., as representative of the Underwriters, subject to certain exceptions.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and a copy of the form of warrant is attached hereto as Exhibit 4.1 and both are incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement and the warrant is qualified in its entirety by reference to such exhibit.

Item 8.01.  Other Events.

On April 24, 2017, the Company issued a press release announcing it had commenced the Offering.   A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 25, 2017, the Company issued a press release announcing that it had priced the Offering. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties.  Such forward-looking statements include statements about the expected settlement of the sale and purchase of securities described herein and the Company’s receipt of net proceeds therefrom.  For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995.  Actual events or results may differ materially from the Company’s expectations.  Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Underwriting Agreement.  Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Prospectus Supplement and accompanying prospectus and the Company’s reports filed with the Securities and Exchange Commission.

Item 9.01.                                       Exhibits.

Exhibit
No.	Description

1.1	Underwriting Agreement, dated April 25, 2017, by and among ContraVir Pharmaceuticals, Inc. and the underwriters named on Schedule I thereto
4.1	Form of Warrant to be issued to the Investors
5.1	Opinion of Sheppard, Mullin, Richter & Hampton LLP
23.1	Consent of Sheppard, Mullin, Richter & Hampton LLP (included in Exhibit 5.1)
99.1	Press Release, dated April 24, 2017
99.2	Press Release, dated April 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ContraVir Pharmaceuticals, Inc.

By:	/s/ James Sapirstein
James Sapirstein
Chief Executive Officer

Dated: April 25, 2017

Exhibit Index

Exhibit
No.	Description

1.1	Underwriting Agreement, dated April 25, 2017, by and among ContraVir Pharmaceuticals, Inc. and the underwriters named on Schedule I thereto
4.1	Form of Warrant to be issued to the Investors
5.1	Opinion of Sheppard, Mullin, Richter & Hampton LLP
23.1	Consent of Sheppard, Mullin, Richter & Hampton LLP (included in Exhibit 5.1)
99.1	Press Release, dated April 24, 2017
99.2	Press Release, dated April 25, 2017